UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-ll (c) or Rule 14a-12

GEE GROUP INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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GEE GROUP INC.

7751 Belfort Parkway, Suite 150
Jacksonville, Florida 32256

NOTICE OF INTENT TO CONVENE IN VIRTUAL MEETING FORMAT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 28, 2021

To the Shareholders of GEE Group Inc.:

Notice is hereby given that the annual meeting of Shareholders of GEE Group Inc. (the “Company”) will be held on September 28, 2021, at 10:00 a.m., Eastern Daylight Time (EDT). Due to the rapidly evolving public health concerns relating to the coronavirus pandemic, related governmental actions closing non-essential businesses and encouraging individuals to stay home, and our concerns about protecting the health and well-being of our shareholders and employees, the Board of Directors has determined to convene and conduct the Annual Meeting on September 28, 2021 at 10:00 a.m.. Eastern time, in a virtual meeting format at https://www.cstproxy.com/geegroup/2021. Shareholders will NOT be able to attend the Annual Meeting in-person. The accompanying Proxy Statement includes instruction on how to access the virtual Annual Meeting and how to listen, vote, and submit questions from home or any remote location with Internet connectivity. At the Annual Meeting, we will consider and vote upon the following items:

1	To elect seven (7) members to our Board of Directors;

2	To ratify the appointment of Friedman LLP as our independent registered public accounting firm for 2021;

3.

To approve an amendment to our 2013 Incentive Stock Plan (the “2013 Plan” ) to increase the number of shares of common stock issuable pursuant to awards granted under the 2013 Plan from 5,000,000 to 15,000,000; and

4.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only shareholders of record as of the close of business on August 13, 2021, the record date, are entitled to receive notice of, and to vote on-line at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You are cordially invited to participate in the Annual Meeting. Whether or not you expect to participate in the Annual Meeting, please complete, date, sign and return the enclosed proxy or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Annual Meeting. If you have requested physical materials to be mailed to you, then a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience if you choose to submit your proxy by mail. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record. Only shareholders of record at the close of business on the record date may vote at the Annual Meeting or any adjournment or postponement thereof. This notice is being mailed to all shareholders of record entitled to vote at the Annual Meeting on or about August 25, 2021.

BY ORDER OF THE BOARD,

/s/ Derek Dewan
Derek E. Dewan
Chairman of the Board

Jacksonville, Florida

August 20, 2021

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Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Shareholders to be held on September 28, 2021

This Proxy Statement and our Annual Report on Form 10-K for the Year Ended September 30, 2020, the Quarterly Report on Form 10-Q for the Three Months Ended December 31, 2020, the Quarterly Report for the Six Months Ended March 31, 2021, and the Quarterly Report for the Nine Months Ended June 30, 2021 are available at http://ir.geegroup.com/all-sec-filings.

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GEE GROUP INC.

7751 Belfort Parkway, Suite 150
Jacksonville, Florida 32256

PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors of GEE Group Inc. (the “Company”) in connection with the Company’s 2021 Annual Meeting of shareholders or any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on September 28, 2021 at 10:00 a.m., Eastern Daylight Time in a virtual meeting format.

This proxy statement and form of proxy will be mailed on or about August 25, 2021, to our shareholders of record as of the close of business on August 13, 2021, the record date.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the Annual Meeting?

Our 2021 Annual Meeting will be held for the following purposes:

1.	To elect seven (7) members to our Board of Directors (Proposal 1);

2.	To ratify the appointment of Friedman LLP as our independent registered public accounting firm for 2021 (Proposal 2);

3.

To approve an amendment to our 2013 Incentive Stock Plan (the “2013 Plan” ) to increase the number of shares of common stock issuable pursuant to awards granted under the 2013 Plan from 5,000,000 to 8,000,000 (the “Proposal 3”)

4.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Who can vote at the Annual Meeting?

You can vote at the Annual Meeting if, as of the close of business on August 13, 2021, the record date, you were a holder of record of the Company’s Common Stock. As of the record date, there were issued and outstanding 114,100,455 shares of Common Stock, each of which is entitled to one vote on each matter to come before the Annual Meeting.

How many shares must be present to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of shareholders. For each of the proposals to be presented at the Annual Meeting, the holders of shares of our Common Stock outstanding on August 13, 2021, the record date, representing 57,050,228 votes must be present at the Annual Meeting, virtually or by proxy. If you vote including by Internet, or proxy card your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

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How may I participate in the virtual Annual Meeting?

To participate in the virtual Annual Meeting, go tohttps://www.cstproxy.com/geegroup/2021 at 10:00a.m. Eastern Time on September 28, 2021.

If you are a shareholder of record as of August 13, 2021, the record date for the Annual Meeting, enter the control number found on your proxy card you previously received.

If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual Annual Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of Company’s common stock you held as of the record date, your name and email address. You then must submit a request for registration to Continental Stock Transfer & Trust Co.: (1) by email to proxy@Continentalstock.com; (2) by calling Continental Stock Transfer @ 917-262-2373; (3) by calling Advantage Proxy, Inc. our proxy solicitor, Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565. Requests for a control number must be submitted 48 hours prior to the virtual annual meeting.

How do I vote?

If you are a shareholder of record as of August 13, 2021, the record date for the Annual Meeting, you may vote during the virtual Annual Meeting by visiting https://www.cstproxy.com/geegroup/2021 and following the on screen instructions (have your proxy card available when you access the webpage).

You may also vote by proxy via telephone by calling Advantage Proxy, Inc. Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565. We have retained Advantage Proxy to assist in the distribution of proxy materials and the solicitation of votes by mail, facsimile or email from brokerage firms, banks, broker-dealers or other similar organizations for the Annual Meeting for a fee of $10,000, plus additional fees based on the amount and types of services rendered and reimbursement of reasonable expenses.

If you have any questions or need assistance in voting your proxy, please contact Advantage Proxy at the number or email address listed below. Advantage Proxy, Inc. PO Box 13581, Des Moines, WA 98198, Telephone: Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565, Email: ksmith@advantageproxy.com.

If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the virtual Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with Continental Stock Transfer & Trust Co. as described above in order for you to participate in the virtual Annual Meeting. You then may vote by following the instructions provided to you by Continental Stock Transfer & Trust Co.

Whether or not you expect to participate in the virtual Annual Meeting, the Board of Directors urges shareholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting https://www.cstproxy.com/geegroup/2021 and following the on screen instructions (have your proxy card available when you access the webpage), or (b) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above, but it will help to secure a quorum and avoid added solicitation costs.

Will my shares be voted if I do not provide voting instructions?

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the election of the seven nominees for director named in “Proposal 1 Election of Directors,’’ FOR “Proposal 2 Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for 2020”,and “FOR” Proposal 3- Amendment of 2013 Plan”.

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Under the rules of NYSE American, LLC (“NYSE American”), brokerage firms have the authority to vote shares held for a beneficial owner on “routine” matters. Accordingly, if your shares are held of record by a brokerage firm and you do not provide the firm specific voting instructions, that firm will have the authority to vote your shares with respect to the “Proposal 2 Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for 2021,” but your shares will not be voted and will be considered broker non-votes with respect to Proposal 1 and Proposal 3. We urge you to provide voting instructions so that your shares will be voted.

Can I change my vote after I have voted?

Subject to any rules and deadlines your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you may change your vote by (1) delivering to the Company’s Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation dated later than the prior proxy card relating to the same shares, (2) delivering a valid, later-dated proxy in a timely manner, (3) attending the Annual Meeting and voting electronically (although attendance at the Annual Meeting will not, by itself, revoke a proxy), or (4) voting again via Internet at a later date.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee, or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares and provided a copy to Continental Stock Transfer & Trust Co. together with your email address by attending the Annual Meeting and voting electronically.

Any written notice of revocation or subsequent proxy card must be received by the Company’s Corporate Secretary prior to the taking of the vote at the Annual Meeting.

What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

What vote is required to elect directors or take other action at the Annual Meeting?

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Proposal 1: Election of seven (7) Directors. The election of the seven director nominees named in this proxy statement requires the affirmative vote of shares of Common Stock representing a plurality of the votes cast on the proposal at the Annual Meeting. This means that the seven nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions.

•

Proposal 2: Ratification of the Appointment of Friedman LLP as Our Independent Registered Public Accounting Firm for 2021. Ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the year ending September 30, 2021 requires the affirmative vote of shares of Common Stock representing a majority of votes cast on the proposal at the Annual Meeting.

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•

Proposal 3: Approval of the Amendment of the 2013 Plan to increase the number of shares of common stock issuable pursuant to awards granted under the 2013 Plan from 5,000,000 shares to 15,000,000 shares. Pursuant to the rules of the NYSE American, Proposal 3 requires the affirmative vote of at least a majority of the votes cast by the Company shareholders entitled to vote on the matter, provided that there is a quorum.

•

In general, other business properly brought before the Annual Meeting requires the affirmative vote of shares of Common Stock representing a majority of votes cast on such matter at the Annual Meeting.

Why is the Company seeking shareholder approval with respect to the amendment of the 2013 Plan?

Because our common stock is listed on the NYSE American, we are subject to the rules set forth in the NYSE American Company Guide. Section 711 of the NYSE American Company Guide requires (subject to certain exceptions) shareholder approval to be obtained if a listed company establishes or materially amends a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the company’s charter.

What will happen if shareholder approval is not obtained with respect to the amendment of the 2013 Plan?

If shareholder approval is not obtained with respect to the amendment of the 2013 Plan Amendment, the Company may not issue more than 5,000,000 shares of common stock pursuant to awards granted under the 2013 Plan. As of August 19, 2021, the Company had issued awards with respect to 3,123,466 shares of common stock under the 2013 Plan. The Company believes that its ability to issue additional awards under the 2013 Plan will help the Company attract, motivate and retain qualified officers, directors and employees.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each director nominee named in this proxy statement, “FOR” ratification of Friedman LLP as our independent registered public accounting firm for 2020, and “FOR” amendment of the 2013 Plan to increase the number of shares of common stock available for issuance of awards under the 2013 Plan from 5,000,000 to 15,000,000 shares.

How will the persons named as proxies vote?

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If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the Internet at our website,www.generalemployment.com.

How can I attend the Annual Meeting?

If you are a shareholder of record, you must use your 16-digit control number included on your notice, on your proxy card or on the instructions that accompanied your proxy materials, to enter the Annual Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Annual Meeting.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies in writing, by telephone, by email or otherwise. We have retained Advantage Proxy to assist in the distribution of proxy materials and the solicitation of votes by mail, facsimile or email from brokerage firms, banks, broker-dealers or other similar organizations for the Annual Meeting for a fee of $10,000, plus additional fees based on the amount and types of services rendered and reimbursement of reasonable expenses. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock held of record by them.

What is “householding” and how does it affect me?

In accordance with notices to many shareholders who hold their shares through a bank, broker or other holder of record (a “street-name shareholder”) and share a single address, only one copy of our proxy statement and included periodic reports to shareholders is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this proxy statement and annual report may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: GEE Group Inc. 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Chief Financial Officer or by contacting our CFO by telephone at (904) 512-7504. The voting instruction form sent to a street-name shareholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. A shareholder who would like to make one of these requests should contact us as indicated above.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors/Nominees

Our Board of Directors currently consists of seven members, as set forth in the table below. Our Board of Directors consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets, insurance, employee benefits and real estate.

Name	Age	Position	Director Since
Derek Dewan	66	Chief Executive Officer and Chairman of the Board of Directors	2015
Peter Tanous (1)(2)	83	Director	2015
Darla Moore (1)(2)(3)	66	Director	2018
William Isaac (1)(3)	77	Director	2015
Carl Camden (4)	66	Director	2020
Matthew Gormly (1)(5)	62	Director	2020
Thomas Vetrano (2)(6)	60	Director	2020

_________

(1)	Indicates member of Audit Committee.

(2)	Indicates member of Compensation Committee.

(3)	Indicates member of Nominating Committee.

(4)	Mr. Camden was appointed to serve as a member of the Board on March 30, 2020.

(5)	Mr. Gormly was appointed to serve as a member of the Board on March 30, 2020.

(6)	Mr. Vetrano was appointed to serve as a member of the Board on March 30, 2020.

We have set forth below information regarding each of our directors/nominees, including the experience, qualifications, attributes or skills that led the Board of Directors to conclude that such person should serve as a director. Our Nominating Committee and our Board of Directors believe that the experience, qualifications, attributes and skills of our each of our directors provides us with the ability to address our evolving needs and represent the best interests of our shareholders.

Derek Dewan - Chief Executive Officer and Chairman of the Board of Directors

Mr. Dewan was elected Chairman of the Board of Directors and CEO of the Company effective April 1, 2015. Mr. Dewan was previously Chairman and CEO of MPS Group, Inc. In January 1994, Mr. Dewan joined AccuStaff Incorporated, MPS Group’s predecessor, as President and Chief Executive Officer, and took that company public in August 1994. Under Mr. Dewan’s leadership the company became a Fortune 1000 world-class, global multi-billion-dollar staffing services provider through significant organic growth and strategic acquisitions. MPS Group grew to include a vast network of offices in the United States, Canada, the United Kingdom, Continental Europe, Asia and Australia. MPS Group experienced many years of continued success during Mr. Dewan’s tenure, including having completed successful secondary stock offerings of $110 million and $370 million, being featured on the Wall Street Journal’s “top performing stock list” for three consecutive years and being included in the Standard and Poor’s (S&P) Mid-Cap 400. In 2009, Mr. Dewan was instrumental in the sale of MPS Group to the largest staffing company in the world, Adecco Group, for $1.3 billion.

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Peter Tanous - Director

Mr. Tanous joined the Company as a director in May 2015. Mr. Tanous is Chairman of Lynx Investment Advisory of Washington D.C., an SEC registered investment advisory firm, and an accomplished author on the topics of economics and investments. He has served on several boards of directors of public and private companies, including MPS Group, Inc. At MPS Group, he served as chairman of the audit committee and on several other committees over many years. He gained significant staffing industry knowledge and experience as MPS Group was one of the largest companies in the U.S. in the field of professional staffing with specialization in accounting, engineering, health care and legal services including a significant concentration on information technology delivered through its “Modis” brand.

Mr. Tanous is a former International Regional Director with Smith Barney and a former member of the executive committee of Smith Barney International, Inc. He served for ten years as executive vice president and a director of Bank Audi (USA) in New York and was earlier chairman of Petra Capital Corporation in New York. A graduate of Georgetown University, he serves on the university’s investment committee and as a member of the Georgetown University Library Board. Mr. Tanous’ book, Investment Gurus, published by Prentice Hall in 1997, received wide critical acclaim in financial circles and was chosen as a main selection of The Money Book Club. His subsequent book, The Wealth Equation, was also chosen as a Money Book Club main selection. Investment Visionaries, was published in August 2003 by Penguin Putnam and Kiplinger’s Build a Winning Portfolio, was published by Kaplan Press in January 2008. Tanous co-authored (with Dr. Arthur Laffer, the “Father of Supply Side Economics” and Stephen Moore, former Wall Street Journal writer and editorial board member) “The End of Prosperity,” published by Simon & Schuster in October 2008. His most recent book, Debt, Deficits and the Demise of the American Economy, co-authored with Jeff Cox, finance editor at CNBC, was published by Wiley in May 2011. In addition to Georgetown University, Tanous serves on several investment committees including St. Jude Children’s Research Hospital and Lebanese American University. Mr. Tanous’ experience as a director on corporate boards is extensive. Also, Mr. Tanous served on the board of Cedars Bank, Los Angeles, a California state commercial bank with branches in Orange County and San Francisco, and as a director at Worldcare, Ltd., Cambridge, Mass, a company in the field of health care services and telemedicine diagnostics.

Darla Moore - Director

Ms. Moore joined the Company as a director in June 2018. Ms. Moore is the Founder and Chair of the Palmetto Institute, a nonprofit think-tank aimed at bolstering per capita income in South Carolina. Until 2012, Ms. Moore was the Vice President of Rainwater, Inc., a private investment company. Ms. Moore is also the founder and chair of the Charleston Parks Conservancy, a foundation focused on enhancing the parks and public spaces of the City of Charleston. Ms. Moore is the first woman to be profiled on the cover of Fortune magazine and named to the list of the Top 50 Most Powerful Women in American Business. Ms. Moore has served on numerous corporate and philanthropic boards, including Hospital Corporation of America (HCA), Martha Stewart Living Omnimedia, The South Financial Group, MPS Group, the National Advisory Board of JP Morgan, the National Teach for America Board of Directors, the Board of Trustees of the New York University Medical School and Hospital and the University of South Carolina Board of Trustees. Ms. Moore is a former managing director of the predecessor Chemical Bank (now a part of JP Morgan Chase) and currently serves on the Culture Shed Board. The University of South Carolina’s business school is named in her honor, the first business school in America named for a woman. Ms. Moore received the Business Person of the Year Award from the South Carolina Chamber of Commerce and has been inducted into the South Carolina Business Hall of Fame. Currently, she serves as Chairman of the Darla Moore and Richard Rainwater Foundation. A graduate of the University of South Carolina, Ms. Moore holds an M.B.A. from George Washington University.

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William Isaac - Director

Mr. Isaac joined the Company as a director in June 2015. He headed the Federal Deposit Insurance Corporation during the banking crisis of the 1980s, serving under Presidents Carter and Reagan from 1978 through 1985. Mr. Isaac founded The Secure Group, a leading consulting firm, in 1986. Secure was acquired by global business advisory services firm, FTI Consulting, in 2011, where Mr. Isaac served as Senior Managing Director through 2019 when he partnered with Howard Milstein in the financial services business, serving on the boards of New York Private Bank & Trust and Emigrant Bank, as well as serving as non-executive Chairman of Sarasota Private Trust and Cleveland Private Trast. The Isaac-Milstein Group is their financial consulting arm. Mr. Isaac is former Chairman of Fifth Third Bancorp, one of the nation’s leading banking companies, and is a former board member at TSYS, a leading payments processing company (now part of Global Payments). Mr. Isaac has also served on the boards of Amex Bank, The Associates (finance company formerly owned by Ford Motor Company), TransUnion (credit reporting company formerly owned by the Pritzker family), and MPS Group (staffing firm now owned by Adecco).

Mr. Isaac is involved extensively in thought leadership relating to the financial industry. He is the author of Senseless Panic: How Washington Failed America with a foreword by legendary former Federal Reserve Chairman Paul Volcker. Senseless Panic provides an inside account of the banking and S&L crises of the 1980s and compares that period to the financial crisis of 2008-2009. Mr. Isaac’s articles have appeared in the Wall Street Journal, Washington Post, New York Times, American Banker, Forbes, Financial Times, Washington Times, and other leading publications. He also appears regularly on television and radio, testifies before Congress, and is a speaker before audiences throughout the world.

Mr. Isaac served as Chairman of the FDIC during one of the most tumultuous periods in US banking history. Some 3,000 banks and thrifts failed during the 1980s, including Continental Illinois and nine of the ten largest banks in Texas. President Carter appointed Mr. Isaac to the board of the FDIC at the age of 33, subject to Senate confirmation. President Reagan named Mr. Isaac Chairman of the FDIC two years later, making him the youngest FDIC board member and Chairman in history. Mr. Isaac also served as Chairman of the Federal Financial Institutions Examination Council (1983-85), as a member of the Depository Institutions Deregulation Committee (1981-85), and as a member of the Vice President’s Task Group on Regulation of Financial Services (1984).

Mr. Isaac was formerly a senior partner of Arnold & Porter, which was a founding partner of The Secura Group. Mr. Isaac left the firm in 1993 when Secura purchased Arnold & Porter’s interest in the firm. Before his appointment to the FDIC, Mr. Isaac served as vice president, general counsel and secretary of First Kentucky National Corporation and its subsidiaries, including First National Bank of Louisville and First Kentucky Trust Company. Mr. Isaac began his career with Foley & Lardner where he practiced general corporate law specializing in banking law.

Mr. Isaac received a Distinguished Achievement Medal in 1995 from Miami University and a Distinguished Alumnus Award in 2013 from The Ohio State University. He is a former member of the Board of Directors of the Miami University Foundation and is a Life Member of the Board of Directors of The Ohio State University Foundation. Mr. Isaac co-founded in 2016, with his former classmate, the William Isaac & Michael Oxley Center for Business Leadership at Miami University.

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Carl Camden - Director

Mr. Camden joined the Company as a director in March 2020. He is the former president and chief executive officer and a former director of global staffing giant Kelly Services® (NASDAQ: KELYA, KELYB) (“Kelly”), which he served in these roles from February 2006 to May 2017. Mr. Camden is a recognized leader in the use of contingent on-demand labor, talent management and how companies can adapt and succeed in the “gig economy”. He is currently President of IPSE - The Association of Independent Professionals and the Self-Employed. Mr. Camden has been a senior executive for companies in various industries and has served as a tenured university professor. Mr. Camden serves on the Board of Trustees of The Conference Board and is Co-Chair of the Policy & Impact Committee for the Committee for Economic Development. He also serves on the Board of Directors of TopBuild, a leading installer and distributor of insulation products in the U.S. construction industry. Previously Mr. Camden has served on the board of directors for a regional branch of the Federal Reserve Bank of Chicago, the Labor Advisory Council for the Federal Reserve Bank, the Advisory Committee on Employee Welfare and Pension Benefits (ERISA Advisory Council) and the Board of Visitors of Duke University Fuqua School of Business. He also is a former member of the Board of Trustees for the University of Detroit Mercy, the Detroit Medical Center Board and the Detroit Chamber Board. Mr. Camden has served on the American Staffing Association’s Board of Directors and received awards from international workforce agencies for his significant contributions to improving the workforce development system. He has been featured in Business Week, The New York Times, Bloomberg, CNBC and numerous other media on topics ranging from labor force dynamics to health care reform. Mr. Camden has a bachelor’s degree and a PhD.

Matthew Gormly - Director

Mr. Gormly joined the Company as a director in March 2020. He is a Founder and Managing Partner of Reynolds Gormly & Co, LLC (“Reynolds Gormly”), where he is responsible for origination and execution of capital markets opportunities and firm general management. Prior to Reynolds Gormly, Mr. Gormly played a leadership role in the growth and evolution of Wicks Capital Partners (“Wicks”), as a Managing Partner for 17 years before departing the firm in 2016. At Wicks, Mr. Gormly focused his energy on originating, acquiring, managing, growing and divesting its portfolio of control buyout investments. Mr. Gormly has extensive experience in all aspects of the investment process including developing investment theses, origination, acquisitions, strategic planning and divestitures. Additionally, Mr. Gormly was responsible for all financing activities, including acquisitions, add-ons, leveraged recapitalizations, and re-financings of portfolio companies. Previously, Mr. Gormly was a Managing Director at BCI Advisors, a middle market growth equity and control buyout investment firm where he was responsible for originating new investments, arranging financing for transactions and managing those investments through the sale processes. Mr. Gormly has been on the boards of directors of over 25 companies spanning a 30-year period and has been responsible for over $1.5 billion in financings for acquisitions, leveraged recapitalizations, and re-financings over the course of his career. Mr. Gormly holds a B.A. and an MBA.

Thomas Vetrano - Director

Mr. Vetrano joined the Company as a director in March 2020. He has over 35 years of international business experience assisting corporations, private equity firms and financial institutions in identifying and resolving complex business and operational issues associated with acquisitions and divestitures in addition to regulatory compliance and litigation matters. An internationally recognized expert in merger and acquisition due diligence, he has directed a multitude of businesses in the due diligence process in support of over 500 global transactions across a wide range of industries and sectors. Mr. Vetrano was responsible for all Ramboll Environment and Health (“REH”) global business operations, including financial performance; strategic planning; finance and accounting; enterprise risk management; human resources; information technology and marketing and communications from 2014 to 2019. He participated in a management-led buyout of ENVIRON from its public company owner in 1999. During his executive leadership from 2004 to 2014, ENVIRON, a leading employee-owned environmental and health consultancy, grew from less than $100 million to over $300 million in revenue, expanding from 300 employees in the US and UK to over 1,600 employees in 25 countries. Following his direction of the sale of ENVIRON to REH in 2014, Mr. Vetrano was responsible for the overall post-merger business integration and was appointed to the REH senior global leadership team. Mr. Vetrano has been a chairman or speaker at numerous business conferences and seminars and has authored/co-authored publications on due diligence, environmental auditing, cost recovery litigation support, and related subjects. Mr. Vetrano served as a member of the REH Board of Directors, as well as numerous REH international statutory and governance Boards, from 2014 through 2019. He also served on the ENVIRON Board of Directors from 2000 through 2014 in both elected and appointed positions. During his board tenure, Mr. Vetrano chaired or served on the ethics, equity, executive compensation, and valuation committees. He also has served on the boards of several private, educational, and charitable organizations. Mr. Vetrano holds a bachelor’s degree and a master’s degree.

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Executive Officers and Significant Employees

The business experience of the Company’s directors, including all executive officers serving as directors, is provided above. The experience of the Company’s executive officers who are not also directors is described below.

Kim Thorpe, Senior Vice President and Chief Financial Officer

Mr. Thorpe joined the Company as the Vice President-Finance on May 1, 2018, and was appointed Senior Vice President and Chief Financial Officer effective lune 15, 2018. Since February 2013, Mr. Thorpe also has served as Managing Principal of FRUS Capital LLC and from November 2013 through May 2017, Mr. Thorpe served as the Chief Financial Officer of Delta Company of Insurance Services, Inc. and as a director and Chief Financial Officer of NeuLife Neurological Services LLC. From May 2006 to February 2013, Mr. Thorpe served in senior executive positions in a privately-owned insurance organization and a specialty real estate lender. From November 1999 to March 2006, Mr. Thorpe served as Executive Vice President and Chief Financial Officer of FPIC Insurance Group, Inc., a public company formerly listed on Nasdaq Global Select Market under the symbol (NASDAQ: FPIC). Mr. Thorpe also served as Senior Vice President and Chief Financial Officer of a very large insurance and financial services business unit of GE Capital from March 1998 to November 1999. From October 1993 to February 1998, Mr. Thorpe was a partner of the international accounting firm, Coopers & Lybrand (a predecessor firm to PricewaterhouseCoopers LLP). Mr. Thorpe holds a BSBA in Accounting from the University of Florida and is a Certified Public Accountant.

Alex Stuckey, Chief Administrative Officer

Mr. Stuckey became the Company’s Chief Administrative Officer on April 10, 2017, Mr. Stuckey joined the Company in April 2015 as its Chief Operating Officer and President and served in those positions until April 10, 2017. Prior to its acquisition by the Company, Mr. Stuckey was the President and Chief Operating Officer of Scribe Solutions, Inc. Prior to joining Scribe, Mr. Stuckey was the founder and Chief Executive Officer of Fire Fighters Equipment Company and led that organization from a start up to a multi-million-dollar enterprise with substantial net profits through both organic growth and growth through acquisition. At Fire Fighters, Mr. Stuckey developed unique marketing strategies, which were revolutionary to the industry. His efforts led to a successful stock sale of Fire Fighters to Cintas. Mr. Stuckey also has extensive experience in banking and finance, which he obtained during a successful career at Barnett Bank as a special assets officer. Mr. Stuckey graduated from Florida State University with a bachelor’s in Entrepreneurship and Business Enterprises.

Role of the Board of Directors and Board Leadership Structure

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Our business and affairs are managed under the direction of our Board of Directors, which is the Company’s ultimate decision-making body, except with respect to those matters reserved for the approval of our voting shareholders. Our Board of Directors’ primary responsibility is to oversee the governance of our organization as it seeks to maximize long-term shareholder value. Our Board of Directors establishes our overall corporate policies, selects and evaluates our senior management team, which is charged with the conduct of our business, monitors the performance of the Company and management, and provides advice and counsel to management. In fulfilling the Board of Directors’ responsibilities, directors have full access to our management, external auditors and outside advisors.

Independent directors and management may be expected to have different perspectives and play different roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while management brings company-specific experience and expertise. The Board of Directors believes that a board of directors comprised of a combination of independent board members and senior management team members is in the best interest of shareholders because it provides a collaborative forum for strategy development and execution, and also facilitates improved information flow between management and the Board of Directors, both of which are essential to effective governance.

The Board of Directors does not have a lead independent director. The Board of Directors provides overall risk oversight for the Company as part of its normal, ongoing responsibilities. The Board of Directors receives reports from Mr. Dewan and other members of senior management, principally the Company’s Chief Administrative and Financial Officers, Mr. Stuckey and Mr. Thorpe, respectively, as well as the Company’s independent auditors and other professional advisors on a periodic basis on areas of risk facing the Company. In addition. Board of Directors committees oversee specific elements of risk or potential risk commensurate with their respective areas of charge and purposes.

The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board of Directors approval. It also holds special meetings when an important matter requires Board of Directors action between scheduled meetings. The Board of Directors held eight (8) meetings and executed one unanimous written consent in lieu of a meeting during the fiscal 2020. No director of the Company attended less than 75% of the total meetings of the Board of Directors and Committees on which such Board of Directors members served during this period.

Our directors are expected to attend the virtual Annual Meeting. Any director who is unable to attend the Annual Meeting is expected to notify the Chairman of the Board of Directors in advance of the virtual Annual Meeting.

The Board of Directors believes that Mr. Dewan’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its shareholders. Mr. Dewan possesses detailed and in-depth knowledge of the Company and its business, including its opportunities, risks and challenges and is, thus, best positioned to develop agendas that ensure that the Board’s time and attention are appropriately focused on critical matters. His combined role and ability to interact directly with the remaining board members, all of whom are independent, enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, customers, suppliers and other stakeholders.

Board Risk Oversight

Management of the risks that we face in the day to day conduct of our business is primarily the responsibility of our senior management team. Our Board of Directors provides overall risk oversight with a focus on the most significant risks facing the Company. Our senior management team periodically reviews with our Board of Directors any significant risks facing the Company. Our Board of Directors has delegated responsibility for the oversight of specific risks to the committees of the Board of Directors as follows:

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•

Audit Committee. The Audit Committee oversees the policies that govern the process by which our exposure to risk is assessed and managed by management. In that role, the Audit Committee discusses with our management major financial risk exposures and the steps that management has taken to monitor and control these exposures. The Audit Committee also is responsible for reviewing risks arising from related party transactions involving the Company and overseeing our code of ethics.

•	Compensation Committee. The Compensation Committee monitors the risks associated with our compensation philosophy and programs.

•	Nominating Committee. The Nominating Committee oversees risks related to our governance structure and processes.

•

Mergers and Acquisitions Committee. The Merger and Acquisitions Committee oversees and reviews merger and acquisition transactions, including financing proposed by the Company’s management; and also recommends potential strategic investments for the Company.

•

Corporate Governance Committee. The Corporate Governance Committee oversees and makes recommendations to the Board concerning the appropriate size, function and needs of the Board, including with a view towards observance and compliance with SEC regulations and stock exchange listing requirements.

Committees of the Board of Directors and Committee Membership

Our Board of Directors has established the five (5) above-mentioned separately designated standing committees to assist our Board of Directors in discharging its responsibilities. Our Board of Directors may eliminate or create additional committees as it deems appropriate. The charters for our Board of Directors audit, compensation, and nominating committees are in compliance with applicable SEC rules and the NYSE American Listed Company Manual. These charters are available on our website, and also were attached to the following documents filed with the SEC: Audit Committee Charter proxy statement filed January 27, 2012; Compensation Committee Charter proxy statement filed January 28, 2010; Nominating Committee Charter proxy statement filed January 21, 2011. You may obtain a printed copy of any of these charters by sending a request to: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

Each committee of our Board of Directors is composed entirely of independent directors within all applicable standards (as further discussed below). Our Board of Directors’ general policy is to review and approve committee assignments annually. The Nominating Committee is responsible, after consultation with our Chairman of the Board of Directors and Chief Executive Officer and consideration of appropriate member qualifications, to recommend to our Board of Directors for approval all committee assignments, including designations of the chairs. Each committee is also authorized to retain its own outside counsel and other advisors as it desires.

A brief summary of the committees’ responsibilities follows:

Nominating Committee

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The functions of the Nominating Committee are to assist the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the Board of Directors. The Nominating Committee executed one unanimous consent during fiscal 2020.

In evaluating candidates to serve on the Company’s Board of Directors, consideration is given to the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience. The Nominating Committee will consider recommendations for Board of Directors candidates that are received from various sources, including directors and officers of the Company, other business associates and shareholders, and all candidates will be considered on an equal basis, regardless of source.

Shareholders may contact the Nominating Committee to make such recommendations by writing in care of the Secretary of the Company, at 7751 Belfort Road, Suite 150, Jacksonville, FL 32256. Submissions must be in accordance with the Company’s amended and restated By-Laws and include: (a) a statement that the writer is a shareholder and is proposing a candidate for consideration by the Nominating Committee; (b) the name, address and number of shares beneficially owned by the shareholder; (c) the name, address and contact information of the candidate being recommended; (d) a description of the qualifications and business experience of the candidate; (e) a statement detailing any relationships between the candidate and the Company and any relationships or understandings between the candidate and the proposing shareholder; and (f) the written consent of the candidate that the candidate is willing to serve as a director if nominated and elected.

The Nominating Committee is presently composed of three non-employee, independent directors: Darla Moore (Chairwoman) and William Issac.

The Board of Directors has adopted a written charter for the Nominating Committee. The Nominating Committee Charter is available on the Company’s website. A copy of the Nominating Committee Charter was attached as an appendix to the proxy statement prepared in connection with the January 21, 2011, Annual Meeting of Shareholders.

Audit Committee

The Audit Committee is primarily concerned with the effectiveness of the Company’s accounting policies and practices, its financial reporting, and its internal accounting controls. In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company’s books, reviews the findings and recommendations of the Company’s independent registered public accounting firm at the completion of their audit, and approves annual audit fees and the selection of an auditing firm. The Audit Committee met five times and executed one unanimous consent during fiscal 2020.

The Audit Committee is presently composed of three non-employee, independent directors: Peter J. Tanous (Chairman), Darla Moore and William M. Isaac. The Board of Directors has determined that Mr. Tanous, Ms. Moore and Mr. Isaac each are considered an “audit committee financial expert” as defined by rules of the SEC. The Board of Directors has determined that each audit committee financial expert meets the additional independence criteria required under the listing standards of the NYSE American and Rule 10A-3 of the Exchange Act.

The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee Charter is available on the Company’s website. A copy of the Audit Committee Charter is attached to the form 10-Q filed with the SEC on February 16, 2016.

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REPORT OF THE AUDIT COMMITTEE (1)

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements, accounting and financial reporting policies, principles and practices, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles” or “GAAP”).

In the performance of this oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2020 with management, and has discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard, AS 1301, Communication with Audit Committee, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on its review, discussions, and related deliberations, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 for filing with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s consideration and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the auditing standards established by the PCAOB, or that the Company’s auditors are in fact independent, as required under professional auditing standards.

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as filed with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of Friedman LLP as the Company’s independent auditors for the fiscal year ending September 30, 2021.

THE AUDIT COMMITTEE

Peter J. Tanous (Chairman)

William Isaac Darla Moore

(1) The material in the Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

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Compensation Committee

The Compensation Committee has the sole responsibility for approving and evaluating the director and officer compensation plans, policies and programs. It may not delegate this authority. It meets as often as necessary to carry out its responsibilities. The Compensation Committee has the authority to retain compensation consultants but has not done so to date. The Compensation Committee met two times during fiscal 2020.

The Compensation Committee meets at least annually to consider the compensation of the Company’s executive officers, including the establishment of base salaries and performance targets for the succeeding year, and the consideration of restricted common stock and stock option awards. Management provides the Compensation Committee with such information as may be requested by the chairman or its members, which in the past has included historical compensation information of the executive officers, tally sheets, internal pay equity statistics, and market survey data. Under the guidelines of the NYSE American, the Chief Executive Officer may not be present during the Compensation Committee’s deliberations regarding his compensation. If requested by the Committee, the Chief Executive Officer may provide recommendations regarding the compensation of the other officers.

The Compensation Committee also has the responsibility to make recommendations to the Board of Directors regarding the compensation of directors.

The Compensation Committee is presently composed of three non-employee, independent directors: Peter Tanous, Darla Moore and Thomas Vetrano (Chairman).

The Board of Directors has adopted a written charter for the Compensation Committee. The Compensation Committee Charter is available on the Company’s website. A copy the Compensation Committee Charter was attached as an appendix to the proxy statement prepared in connection with the January 28, 2010, Annual Meeting of Shareholders.

Our Board of Directors has assessed the risks that could arise from our employee compensation policies and does not believe that such policies are reasonably likely to have a materially adverse effect on the Company.

Mergers and Acquisition Committee

The Mergers and Acquisition Committee has the responsibility for evaluating acquisitions and the necessary financing to complete the acquisitions that are determined by management to meet the minimum criteria for evaluation. The Mergers and Acquisitions Committee has the responsibility to keep the entire board informed of the Company’s proposed acquisitions and only after the Committee has determined an acquisition qualifies is the acquisition presented to the entire board for approval. The Mergers and Acquisition Committee did not meet during fiscal 2020. The Mergers and Acquisition Committee has the authority to retain professional consultants, but also has not done so during fiscal 2020.

The Mergers and Acquisition Committee is presently composed of one employee director and one non-employee, independent director: Derek E. Dewan (Chairman) and William M. Isaac.

Corporate Governance Committee

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The Corporate Governance Committee has responsibilities and duties ranging from Board and committee structure and organization to assisting the Board in evaluating whether the Board and its committees are functioning effectively and consistently in accordance with and subject to applicable law and rules and regulations promulgated by the SEC, the NYSE and any other applicable regulatory authority. The Corporate Governance Committee also monitors and recommends the functions of the various committees of the Board. The Corporate Governance Committee is responsible for developing director qualifications and an annual evaluation process for the Board, its committees and individual directors and for overseeing the execution of such annual evaluations, including the Committee’s own evaluation. The Corporate Governance Committee is tasked with the responsibility to review the outside activities of Senior Executives and, if warranted, report and/or make recommendations concerning such activities to the Board of Directors. The Corporate Governance Committee also regularly reviews the Company’s and subsidiaries’ Certificates of Incorporation, Bylaws and Policies, Committee Charters and other Company documents and recommend revisions to be acted upon by the Board of Directors.

The Corporate Governance Committee also coordinates with Human Resources to review any reports of discrimination or sexual harassment and recommend any actions deemed appropriate, review whistleblower reports and recommend any actions deemed appropriate. The Corporate Governance Committee monitors emerging corporate governance trends and oversees and evaluates corporate governance policies and programs and recommends to the Board such changes as the Committee believes appropriate. When applicable, the Corporate Governance Committee will review shareholder proposals and recommend proposed Company responses for inclusion in the Company’s proxy statement, or otherwise, to the Board.

The Corporate Governance Committee reviews at least annually, or more frequently if deemed appropriate under the circumstances, the Company’s Standards for Director Independence and enhanced independence requirements issued by the NYSE and by other applicable regulators and advisory services, and recommends to the Board any modifications to the Company’s standards that the Committee deems desirable. The Committee provides to the Board its assessment of which directors should be deemed independent directors under applicable rules, policies and regulations. This review also contemplates the requirements of a “financial expert” under applicable rules of the SEC and NYSE, thereby assessing which directors should be deemed financial experts and recommends to the Board the determination that such directors are “financial experts” within the applicable definitions established by the SEC and NYSE. The Committee reviews on a periodic basis and makes recommendations, accordingly, regarding continuing education programs for directors and an orientation program for new directors.

Finally, the Corporate Governance Committee obtains annual independence and conflict of interest statements from all directors and senior management members and reviews and makes recommendations to the Board regarding questions of potential conflicts of interest and with regard to any transactions among the Company and related parties as defined in Item 404 of Regulation S-K.

The Committee is required to be comprised of three or more directors as determined by the Board, each of whom the Board has determined meets the independence requirements of the Company’s Standards for Director Independence, the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (the “SEC”). The members of the Committee are appointed by the Board and serve until their successors are duly appointed or until their retirement, resignation, death or removal by the Board.

The Corporate Governance Committee is presently composed of two non-employee, independent directors: William M. Isaac (Chairman) and Peter Tanous. The Corporate Governance Committee did not meet during fiscal 2020.

Corporate Code of Ethics

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We have a Code of Ethics that applies to all directors and employees, including our senior management team. The Code of Ethics is designed to deter wrongdoing, to promote the honest and ethical conduct of all employees and to promote compliance with applicable governmental laws, rules and regulations. We intend to satisfy the disclosure requirements under applicable SEC rules relating to amendments to the Code of Ethics or waivers from any provision thereof applicable to our principal executive officer or our principal financial and accounting officer by posting such information on our website pursuant to SEC rules. There were no such amendments of or waivers to any of the Company’s policies and procedures outlined under its Code of Ethics during fiscal 2020.

Our Code of Ethics was attached as an exhibit to our Form 10-K filed with the SEC on March 29, 2013. In addition, you may obtain a printed copy of the Code of Ethics, without charge, by sending a request to: GEE Group Inc., 7751 Belfort Road, Suite 150, Jacksonville, FL 32256, Attn.: Secretary.

Director Independence

Our Board of Directors is responsible to make independence determinations annually with the assistance of the Nominating and Corporate Governance Committees. Such independence determinations are made by reference to the independence standard under the definition of “independent director” under the NYSE American Listed Company Manual. Our Board of Directors has affirmatively determined that Darla Moore, Peter Tanous, William Isaac, Carl Camden, Matthew Gormly, and Thomas Vetrano each satisfy the independence standards under the NYSE American Listed Company Manual.

In addition to the independence standards provided in the NYSE American Listed Company Manual, our Board of Directors has determined that each director who serves on our Audit Committee satisfies standards established by the SEC providing that, in order to qualify as “independent” for the purposes of membership on that committee, members of audit committees may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than their director compensation or (2) be an affiliated person of the Company or any of its subsidiaries. The Board of Directors has also determined that each member of the Compensation Committee satisfies the NYSE American standards for independence of Compensation Committee members.

Director Selection Process

As provided in its charter, the Nominating Committee is responsible to recommend to our Board of Directors all nominees for election to the Board of Directors, including nominees for re-election to the Board of Directors, in each case after consultation with the Chairman of the Board of Directors. The Nominating Committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company’s businesses, the nominee’s ownership interest in the Company, and willingness and ability to devote adequate time to Board of Directors duties, all in the context of the needs of the Board of Directors at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board of Directors members.

The Nominating Committee may identify potential nominees for election to our Board of Directors from a variety of sources, including recommendations from current directors and officers, recommendations from our shareholders or any other source the committee deems appropriate.

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Our shareholders can nominate candidates for election as director by following the procedures set forth in our Bylaws, which are summarized below. We did not receive any director nominees from our shareholders for the Annual Meeting.

Our Bylaws provide that any shareholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting, provided that such shareholder has given actual written notice of his or her intent to make such nomination or nominations to the Secretary of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding Annual Meeting. In accordance with the Company’s Bylaws, submissions must include: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person, or by proxy at the meeting or in the case of a virtual meeting, intends to attend virtually, to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings involving any two or more of the shareholders, each such candidate and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder or relating to the Company or its securities or to such candidate’s service as a director if elected; (d) such other information regarding such candidate proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the candidate been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each candidate to serve as a director of the Company. The submission must also include: (i) the number of shares beneficially owned by the shareholder; (ii) the name, address and contact information of the candidate being recommended; and (iii) a description of the qualifications and business experience of the candidate.

Any shareholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our Bylaws, a copy of which may be obtained by sending a request to: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Legal Proceedings

None of our directors or executive officers has, during the past ten years:

(a)

Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)

Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

(d)

Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

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Shareholder Communication with the Board of Directors

Shareholders and parties interested in communicating with our Board of Directors, any Board of Directors committee, any individual director or any group of directors (such as our independent directors) should send written correspondence to: Board of Directors, GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary. Please note that we will not forward communications that are spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements, or otherwise, communications of an inappropriate nature.

Shareholder Proposals for Next Year’s Annual Meeting

As more specifically provided in our Bylaws, no business may be brought before an annual meeting of our shareholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board of Directors or by a shareholder entitled to vote who has delivered proper notice to us not less than ninety days or more than one hundred twenty days prior to the date of the meeting. Detailed information for submitting shareholder proposals or nominations of director candidates will be provided upon written request to GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

The foregoing requirements are separate from the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement for the 2022 annual meeting of shareholders. Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2021 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in such 2022 proxy materials pursuant to such rule, shareholder proposals must be received by our Secretary not later than April 12, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as disclosed below, and except for the Dewan Employment Agreement, the Bajalia Employment Agreement, Stuckey Employment Agreement and the Thorpe Employment Agreement, each as defined and described in “Executive Compensation”, there have been no transactions since October 1, 2019, or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which any current or former director or officer of the Company, any 5% or greater shareholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

8% Convertible Subordinated Notes to Related Parties (“8% Notes”)

On May 15, 2019, the Company issued and sold to certain members of its executive management and Board of Directors (the “Investors”) $2.0 million in aggregate principal amount of its 8% Notes. The 8% Notes were scheduled to mature on October 3, 2021 (the “Maturity Date”). The 8% Notes were convertible into shares of the Company’s Series C 8% Cumulative Convertible Preferred Stock (“Series C Preferred Stock”) at a conversion price equal to $1.00 per share (subject to adjustment as provided in the 8% Notes upon any stock dividend, stock combination or stock split or upon the consummation of certain fundamental transactions) (the “Conversion Price”). Interest on the 8% Notes accrued at the rate of 8% per annum and was payable quarterly in non-cash payments-in-kind (“PIK”) in arrears on June 30, September 30, December 31 and March 31, beginning on June 30, 2019, on each conversion date with respect to the 8% Notes (as to that principal amount then being converted), and on the Maturity Date (each such date, an “Interest Payment Date”). Interest paid on an Interest Payment Date in shares of Series C Preferred Stock of the Company, which Series C Preferred Stock was valued at its liquidation value.

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During fiscal 2019, the Company issued approximately 60,400 shares of Series C Preferred Stock to Investors related to interest of $60,400 on the 8% Notes. During fiscal 2020, the Company issued approximately 32,846 shares of Series C Preferred Stock to Investors related to interest of $32,846 on the 8% Notes.

On June 30, 2020, each of the holders of the 8% Notes other than Ronald R. Smith converted the $1,000,000 aggregate principal amount of 8% Notes held by them to an aggregate of 1,000,000 shares of Series C Preferred Stock, which were immediately and simultaneously converted into 1,000,000 shares of Common Stock at the $1.00 per share conversion price stated in the 8% Notes and in the Series C Preferred Stock. These holders also converted an aggregate of 93,246 additional shares of Series C Preferred Stock issued or issuable to them into a total of 93,246 shares of Common Stock at the $1.00 per share conversion price stated in the Series C Preferred Stock.

On June 30, 2020, he Company entered into a Repurchase Agreement for Preferred Stock and Subordinated Notes (the “Repurchase Agreement”) with Ronald R. Smith (“Mr. Smith”), Thrivent Financial for Lutherans (“Thrivent”), Madison Capital Funding LLC (“Madison”), Maurice R. Harrison IV, Peter Langlois, Vincent Lombardo and Shane Parr (collectively with Smith, Thrivent and Madison, the “SNI Group Members” pursuant to which the SNI Group Members agreed to allow the Company to repurchase and settle all of the 9.5% Convertible Subordinated Notes (the “9.5% Notes”), Series B Convertible Preferred Stock, no par value (“Series B Preferred Stock”), “8% Notes and Series C Preferred Stock held by each of them.

Pursuant to the Repurchase Agreement, Mr. Smith agreed to accept an aggregate amount of $520,000 in cash in consideration for the purchase by the Company of the $1,000,000 aggregate principal amount of 8% Notes held by him and an aggregate amount of $37,346 in cash in consideration for the purchase by the Company of the 71,820 shares of Series C Preferred Stock held by him. The Company consummated the repurchase of the 8% Notes and Series C Preferred Stock held by Mr. Smith on June 30, 2020.

Pursuant to the Repurchase Agreement, the holders of the Series B Preferred Stock agreed to accept an aggregate amount of $2,894,239 in cash in consideration for the purchase by the Company of all 5,565,843 currently outstanding shares of Series B Preferred Stock held by them. This amount included 4,184,166 shares of Series B Preferred Stock held by Mr. Smith for which he received an aggregate purchase price of $2,175,766. The Company consummated the repurchase of the Series B Preferred Stock on June 30, 2020. In addition, pursuant to the Repurchase Agreement, the holders of the 9.5% Notes agreed to accept an aggregate amount of $1,114,923 in cash in consideration for the purchase by the Company of the entire $12,500,000 aggregate principal amount of the 9.5% Notes held by them. The Company consummated the repurchase of the 9.5% Notes on June 30, 2020.

In connection with the Repurchase Agreement, the Company and the SNI Group Members entered into a Registration Rights Agreement dated as of June 30, 2020 (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company agreed to file an initial registration statement with respect to the resale of shares of Common Stock currently owned by the SNI Group members that are “Registrable Securities” (as defined in the Registration Rights Agreement) on or prior to July 31, 2020. In addition, the Company has agreed that it shall, on one occasion, on or after September 30, 2020, and upon the written request of the holders of 51% or more of the Registrable Securities, file a registration statement with respect to the Registrable Securities held by such holders. The demanding holders may require, in connection with the registration, that such demand registration take the form of an underwritten public offering of such Registrable Securities. The Registration Rights Agreement also provides that for a period of three years after the closing date of the Restructuring, the holders of Registrable Securities shall have piggyback registration rights with respect to all registration statements filed by the Company (other than those on Form S-4 or Form S-8).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of August 19, 2021 by (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors as a group.

Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256

Name and Address of Beneficial Owner, Directors and Executive Officers	Amount and Nature of Beneficial Ownership		Percent of Class (1)

Derek Dewan	2,091,017	(2)	1.83%
Darla Moore	403,920	(3)	*
Peter Tanous	384,820	(4)	*
William Isaac	383,987	(5)	*
Alex Stuckey	1,566,624	(6)	1.37%
Kim Thorpe	222,657	(7)	*
Carl Camden	0	(8)	*
Matthew Gormly	175,000	(9)	*
Thomas Vetrano	18,000	(10)	*
Current directors and executive officers as a group (9 individuals)	5,246,025		4.60%
5% or Greater Holders

Sabby Volatility Warrant Master Fund, Ltd.,	10,000,000	(11)	8.76%
Lind Global Macro Fund LP	7,500,000	(12)	6.57%
Altium Capital Management LP	10,000,000	(13)	8.76%
Kazazian Asset Management LLC.	10,000,000	(14)	8.76%

_______________

* Represents less than 1%.

(1)	Based on 114,100,455 shares issued and outstanding as of August 19, 2021.

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(2)

Represents (i) 2,052,381 shares of common stock and (ii) 38,636 shares issuable upon the exercise of warrants that are exercisable within 60 days. Does not include 250,000 shares of restricted common stock that cliff vest on August 12, 2024.

(3)

Includes (i) 366,420 common shares owned by the Darla Moore Trust (ii) 37,500 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 37,500 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days and 50,000 shares of restricted common stock that cliff vest on August 20, 2022.

(4)

Represents (i) 197,320 shares of Common Stock and, (ii) 187,500 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 37,500 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days and 50,000 shares of restricted common stock that cliff vest on August 20, 2022.

(5)

Represents (i) 193,987 shares of Common Stock and (ii) 190,000 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 37,500 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days and 50,000 shares of restricted common stock that cliff vest on August 20, 2022.

(6)

Represents (i) 1,527,988 shares of common stock, and (ii) 38,636 shares issuable upon the exercise of warrants that are exercisable within 60 days. Does not include 100,000 and 183,333 shares of restricted common stock that cliff vest on August 20, 2022, and August 12, 2024, respectively.

(7)

Represents 192,657 shares of common stock and 30,000 shares issuable upon the exercise of options that are exercisable within 60 days. Does not include 20,000 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days, 100,000 shares of restricted common stock that cliff vest on August 20, 2022, 300,000 shares of restricted common stock that cliff vest on August 12, 2023, and 208,333 shares of restricted common stock that cliff vest on August 12, 2024.

(8)

Does not include 25,000 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days and 50,000 shares of restricted common stock that cliff vest on June 21, 2023.

(9)

Represents 175,000 shares of common stock. Does not include 25,000 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days and 50,000 shares of restricted common stock that cliff vest on June 21, 2023.

(10)

Represents 18,000 shares of common stock. Does not include 25,000 shares of common stock issuable upon the exercise of stock options that are not exercisable within 60 days and 50,000 shares of restricted common stock that cliff vest on June 21, 2023.

(11)

Ownership information is based on a Schedule 13G dated April 16, 2021 and jointly filed by Sabby Management, LLC, Sabby Volatility Warrant Master Fund Ltd (“Sabby VWMF”) and Hal Mintz with the Securities and Exchange Commission on April 19, 2021. Sabby Management, LLC is the investment manager of Sabby VWMF, and shares voting and investment power with respect to these shares in this capacity. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of Sabby VWMF. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. The address of principal business office of Sabby VWMF is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

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(12)

Ownership information is based on a Schedule 13G dated April 19, 2021, and jointly filed by Lind Global Macro Fund LP, Lind Global Partners LLC and Jeff Easton. with the Securities and Exchange Commission on April 23, 2021. Lind Global Partners, LLC is the investment manager of Lind Global Macro Fund LP, and may be deemed to have sole voting and dispositive power with respect to these shares in this capacity. As managing member of Lind Global Partners LLC, Jeff Easton may be deemed to have sole voting and dispositive power with respect to these shares. The address of the principal business office of each of Lind Global Macro Fund LP, Lind Global Partners, LLC and Jeff Easton is 444 Madison Ave, Floor 41, New York, New York 10022.

(13)

Ownership information is based on a Schedule 13G dated April 16, 2021, and jointly filed by Altium Growth Fund, LP (the “Fund”), Altium Capital Management, LLC, and Altium Growth GP, LLC with the Securities and Exchange Commission on April 26, 2021. The Fund is the record and direct beneficial owner of the securities covered by this statement. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own securities, owned by, the Fund. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own securities owned by, the Fund. The address of the principal business office of each of Altium Growth Fund LP, Altium Capital Management, LLC and Altium Growth GP, LLC is: 152 West 57th Street, FL 20, New York, NY 10019.

(14)

Ownership information is based on a Schedule 13G dated April 14, 2021, and jointly filed by Kazazian Asset Management, LLC, (“Kazazian”), Kazazian Capital Master Fund, L.P. (the “Fund”), Kazazian Capital Partners, LLC (“General Partner”) and Kirk S. Kazazian (“Mr. Kazazian). Kazazian is the investment manager of, and may be deemed to indirectly beneficially own securities owned by, the Fund. The General Partner is the general partner of, and may be deemed to indirectly beneficially own securities owned by, the Fund. Kazazian and the General Partner are each ultimately owned and controlled by Mr. Kazazian. Accordingly, Mr. Kazazian may be deemed to indirectly beneficially own securities beneficially owned by Kazazian and the General Partner. The Fund is the record and direct beneficial owner of the securities. The address of the principal business office of each of Kazazian, the Fund, the General Partner and Mr. Kazazian is: c/o Kazazian Capital Partners, LLC, 18975 Collins Avenue, Suite 2402, Sunny Isles Beach, Florida 33160.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3,4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

To our knowledge, based solely on a review of the copies of such reports furnished to us regarding the filing of required reports, we believe that all Section 16(a) reports applicable to our directors, executive officers and greater-than-ten-percent beneficial owners with respect to fiscal 2020 were timely filed except for Derek Dewan, Darla Moore, Peter Tanous, William Isaac, Carl Camden, Matthew Gormly, Thomas Vetrano, Alex Stucky and Kim Thorpe.

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EXECUTIVE COMPENSATION

Summary Compensation Information

The following table summarizes total compensation to named executive officers including principal executive officer, principal financial and accounting officer, and other two most highly compensated executive officers. Throughout this section, the term “named executive officers” is intended to refer to the individuals listed in “Summary Compensation Table.”

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	NonEquity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Derek Dewan	2020	300,000	-	-	-	-	-	-	300,000
Chief Executive Officer	2019	300,000	-		-	-	-	-	300,000

Alex Stuckey (1)	2020	220,000	-		-	-	-	-	220,000
Chief Administrative Officer	2019	220,000	-	52,000	-	-	-	-	272,000

George Bajalia (2)	2020		-	-	-	-	-	-
President	2019	270,000	-		-	-	-	-	270,000

Kim Thorpe (3)
Chief Financial Officer and	2020	205,000	25,000	303,000	-	-	-	-	533,000
Senior Vice President-Finance	2019	153,850	-	52,000	-	-	-	-	205,850

(1)

Mr. Stuckey was appointed as Chief Administrative Officer on April 10, 2017. Mr. Stuckey served as President and Chief Operating Officer from April 1, 2015 until his appointment as Chief Administrative Officer on April 10, 2017.

(2)	Mr. Bajalia served as a President of the Company from April 10, 2017 until his passing on November 23, 2019.

(3)	Mr. Thorpe was appointed as Chief Financial officer and Senior Vice President on June 15, 2018.

Employment and Change in Control Agreements

Derek Dewan, Chairman and Chief Executive Officer: On August 12, 2016, the Company entered an employment agreement with Derek Dewan (the “Dewan Employment Agreement”). The Dewan Employment Agreement provides for a five-year term ending on August 15, 2021, unless employment is earlier terminated in accordance with the provisions thereof and after the initial term has a standard one-year automatic extension clause if there is no notice by the Company of termination. Mr. Dewan received a starting base salary at the rate of $300,000 per year which can be adjusted by the Compensation Committee. Mr. Dewan is entitled to receive an annual bonus based on criteria to be agreed to by Mr. Dewan and the Compensation Committee. The Dewan Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions. On August 13, 2021, the Dewan Employment Agreement was amended to increase his base salary to $350,000 per year. Separately, Mr. Dewan also was granted 250,000 restricted shares of common stock. The restricted shares are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant.

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George Bajalia, Former President and Director: On December 26, 2017, the Company and Mr. Bajalia entered into a written employment agreement with respect to Mr. Bajalia’s service as President of the Company. The Company and Mr. Bajalia agreed to an initial term of five years and that Mr. Bajalia would receive a base salary of $270,000 per year, subject to increase, but not decrease, at the discretion of the Board. In addition, the Company and Mr. Bajalia agreed that Mr. Bajalia would be eligible to receive an annual bonus of up to 100% of his base salary based on his meeting certain performance-based targets. On June 15, 2018, the Company granted 500,000 restricted shares of common stock to Mr. Bajalia. The restricted shares were to be earned over a three-year period and cliff vest at the end of the third year from the date of grant. Under the terms of the grant, these shares became fully vested upon Mr. Bajalia’s passing on November 23, 2019. Mr. Bajalia was also eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company in addition to other benefits provided to executives of the Company.

Kim Thorpe, Senior Vice President and Chief Financial Officer: On June 15, 2018, the Company appointed Kim Thorpe as the Company’s new Chief Financial Officer. On February 13, 2019, the Company and Mr. Thorpe entered into a written employment agreement with respect to Mr. Thorpe’s service as Senior Vice President and Chief Financial Officer of the Company (the “Thorpe Employment Agreement”). The Company and Mr. Thorpe agreed to an initial term of four years and that Mr. Thorpe will receive a base salary of $200,000 per year, subject to increase, but not decrease, at the discretion of the Chief Executive Officer. Mr. Thorpe is entitled to receive an annual bonus based on criteria to be agreed to by Chief Executive Officer. Mr. Thorpe is also eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company in addition to other benefits provided to executives of the Company. The Thorpe Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions. On August 21, 2019, the Company granted 100,000 restricted shares of common stock to Mr. Thorpe. On August 12, 2020, Mr. Thorpe employment agreement was amended to increase his base salary to $250,000 per year. Separately, Mr. Thorpe also was granted 300,000 restricted shares of common stock. The restricted shares are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant. On August 13, 2021, the Thorpe Employment Agreement was amended to increase his base salary to $270,000 per year. Separately, Mr. Thorpe also was granted 208,333 restricted shares of common stock. The restricted shares are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant.

Alex Stuckey, Chief Administrative Officer: On June 1, 2018 the Company and Mr. Stuckey entered into a written employment agreement with respect to Mr. Stuckey’s service as Chief Administrative Officer of the Company (the “Stuckey Employment Agreement”). The Company and Mr. Stuckey agreed to an initial term of five years and that Mr. Stuckey will receive a base salary of $220,000 per year, subject to increase, but not decrease, at the discretion of the Board. In addition, the Company and Mr. Stuckey have agreed that Mr. Stuckey shall be eligible to receive Incentive Compensation that shall be determined by the Chief Executive Officer or the Board. Mr. Stuckey is also eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company in addition to other benefits provided to executives of the Company. The Stuckey Employment Agreement contains standard termination, change of control, non-compete and confidentiality provisions. On August 21, 2019, the Company granted 100,000 restricted shares of common stock to Mr. Stuckey. The restricted shares are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant. On August 13, 2021, the Stuckey Employment Agreement was amended to increase his base salary to $250,000 per year. Separately, Mr. Stuckey also was granted 183,333 restricted shares of common stock. The restricted shares are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant.

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Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date. The methods and assumptions used to determine the fair value of stock options granted are disclosed in Note 9 in the notes to consolidated financial statements contained in the Company’s Annual Report on Form 10-K for its fiscal year ended September 30, 2020.

All stock options awarded to the named executive officers during fiscal 2020 and 2019 were at option prices that were equal to the market price on the date of grant, had vesting dates five years or less after the date of grant, and had expiration dates ten years after the date of grant.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes equity awards granted to Named Executive Officers and directors that were outstanding as of September 30, 2020:

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned and Unexercisable Options:	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $

Derek Dewan, Chief Executive Officer (1)	-	-	-	-	-	600,000	1,326,000	600,000	1,326,000

Alex Stuckey, Chief Administrative Officer (2)	-	-	-	-	-	100,000	52,000	100,000	52,000

Kim Thorpe, Chief Financial Officer and Senior Vice President-Finance (3)	20,000	30,000	-	2.21	06/15/28	400,000	355,000	400,000	355,000

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(1)

Does not include 250,000 restricted shares of common stock granted to Mr. Dewan on August 13, 2021 that are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant.

(2)

Does not include 183,333 restricted shares of common stock granted to Mr. Stuckey on August 13, 2021 that are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant.

(3)

Does not include 208,333 restricted shares of common stock granted to Mr. Thorpe on August 13, 2021 that are to be earned over a three-year period and cliff vest at the end of the third year from the date of grant.

Retirement Benefits

The Company does not maintain a tax-qualified defined benefit retirement plan for any of its executive officers or employees. The Company has a 401(k) retirement plan in which all full-time employees may participate after one year of service.

DIRECTOR COMPENSATION

Compensation of Directors

Beginning July 2020, members of the Board of Directors are paid cash compensation each quarter in the amount of $5,000 for their attendance/participation. Also, non-executive Committee Chairpersons receive an additional $1,000 per quarter for their committee meeting. Employees serving as directors of the Company did not receive any additional compensation for service on the Board of Directors.

The following table sets forth information concerning the compensation paid to each of the non-employee directors during fiscal 2020:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Stock Option Awards ($)	Total ($)

William M. Issac	6,000		12,369	18,369
Peter J. Tanous	6,000		12,369	18,369
Carl Camden	5,000	27,000	-	32,000
Matthew Gormly	5,000	27,000		32,000
Darla D. Moore	6,000		12,369	18,369
Thomas Vetrano	6,000	27,000		33,000

___________

Option Awards

The option awards column represents the fair value of the stock options as measured on the grant date. The methods and assumptions used to determine the fair value of stock options granted are disclosed in Note 9 in the notes to consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2020.

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AUDIT-RELATED MATTERS

General

In fulfilling its oversight role, our Audit Committee met and held discussions, both together and separately, with the Company’s management and Friedman. Management advised the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and Friedman, both together and separately, in advance of the public release of operating results and filing of annual and quarterly reports with the SEC. The Audit Committee discussed with Friedman matters deemed significant by Friedman, including those matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, and reviewed a letter from Friedman disclosing such matters.

Friedman also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the outside auditors’ communications with the Audit Committee concerning independence, and we discussed with Friedman matters relating to their independence.

Based on our review with management and Friedman of the Company’s audited consolidated financial statements and Friedman’s report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2020. Friedman LLP has served as the Company’s independent registered public accounting firm since November 29, 2012. A representative of Friedman, LLP is expected to be present virtually at the Annual Meeting to respond to appropriate questions and to make a statement, if desired.

The following table presents fees billed by Friedman, LLP for the following professional services rendered for the Company for the fiscal years ended September 30, 2020 and 2019:

	Fiscal 2020	Fiscal 2019

Audit fees	$228,170	$220,000
Audit-related fees	16,500	17,500
Tax fees	-	-
All other fees	-	-

“Audit fees” relate to services for the audit of the Company’s consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company’s quarterly reports filed with the SEC.

“Audit-related fees” relate to services that are reasonably related to the audit of the Company’s consolidated financial statements and are not included in “audit fees.” These services include audits of the Company’s 401(k) retirement plan and audits related to acquisitions and S-8 filings.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, and to not engage them to perform the specific non-audit services proscribed by law or regulation. At the beginning of each fiscal year, the Audit Committee meets with the independent registered public accounting firm and approves the fees and services to be performed for the ensuing year. On a quarterly basis, the Audit Committee reviews the fees billed for all services provided for the year to date, and it pre-approves additional services if necessary. The Audit Committee’s pre-approval policies allow management to engage the independent registered public accounting firm for consultations on tax or accounting matters up to an aggregate of $10,000 annually. All fees listed in the table above were approved in accordance with the Audit Committee’s policies.

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Policy Regarding Pre-Approval of Services Provided by the Outside Auditors

The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee reviews the fees billed for all services provided on a quarterly basis, and it pre-approves additional services if necessary. As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all audit and non-audit services provided by our outside auditors during fiscal 2018 and 2019, and the fees paid for such services.

GENERAL

Management does not know of any matters other than those stated in this proxy statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the proxy, proxy statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or other electronic means.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one proxy statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to our Company at following address: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, Attn.: Secretary.

You may also request additional copies from our proxy solicitor, Advantage Proxy, Inc. using the following contact information PO Box 13581 Des Moines, WA 98198, Telephone: Toll Free: 1-877-870-8565 and Collect: 1-206-870-8565, Email: ksmith@advantageproxy.com.

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PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee of the Board of Directors, our Board of Directors has nominated for re-election at the Annual Meeting each of Derek Dewan, Darla Moore, Peter Tanous, William Isaac, Carl Camden, Matthew Gormly, and Thomas Vetrano each to stand for re-election for a new term expiring at the 2022 annual meeting of shareholders or until their successors are duly elected and qualified. Each of the nominees is currently serving as a member of our Board of Directors.

In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. As of the date of this proxy statement, we are not aware that any nominee is unable or will decline to serve as a director if elected.

Required Vote

The affirmative vote of shares of our Common Stock representing a plurality of the votes cast is required to elect each of Derek Dewan, Darla Moore, Peter Tanous, William Isaac, Carl Camden, Matthew Gormly, and Thomas Vetrano as directors of the Company.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the election of each of Derek Dewan, Darla Moore, Peter Tanous, William Isaac, Carl Camden, Matthew Gormly, and Thomas Vetrano to our Board of Directors.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

The Audit Committee of our Board of Directors has appointed Friedman LLP (“Friedman”) to serve as our independent registered public accounting firm for the year ending September 30, 2021. Friedman has served in this capacity since November 29, 2012.

We are asking our shareholders to ratify the appointment of Friedman as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the appointment of Friedman to our shareholders for ratification as a matter of good corporate governance. If our shareholders fail to ratify the appointment of Friedman, the Audit Committee will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our shareholders ratify the appointment of Friedman, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our shareholders.

Representatives of Friedman are expected to be present at the virtual Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

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Required Vote

The affirmative vote of shares of our Common Stock representing a majority of votes cast thereon at the virtual Annual Meeting or any adjournment or postponement thereof is required to approve Proposal 2.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021.

PROPOSAL 3 THE 2013 PLAN AMENDMENT PROPOSAL

2013 Plan Amendment

The Board has approved, and has recommended that the shareholders approve an amendment to our 2013 Incentive Stock Plan to increase the number of shares of common stock available for awards under the 2013 Plan (“Awards”) from 5,000,000 shares to 15,000,000 shares with the maximum number of shares of common stock reserved and available for distribution pursuant to the grant of Options (as hereinafter defined) under the 2013 Plan set at 7,500,000 shares of common stock and the maximum number of shares of common stock reserved and available for distribution pursuant to the grant of Restricted Stock (as hereinafter defined) under the 2013 Plan set at 7,500,000 shares of common stock. A copy of the Amendment to the 2013 Plan is annexed to this Proxy Statement as Annex A and is incorporated herein by reference. Because our common stock is listed on the NYSE American, we are subject to the rules set forth in the NYSE American Company Guide. Section 711 of the NYSE American Company Guide requires (subject to certain exceptions) shareholder approval to be obtained if a listed company establishes or materially amends a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the Company’s charter.

Background and Reasons for the 2013 Plan Amendment Proposal

The 2013 Plan was initially adopted by our Board on July 23, 2013, and our shareholders approved it on September 9, 2013. A copy of the 2013 Plan was filed as Exhibit A to the Company’s Schedule 14A Definitive Proxy Statement filed with the SEC on August 22, 2013. The 2013 Plan was amended on August 16, 2017 to increase the number of shares of common stock issuable pursuant to Awards under the 2013 Plan from 1,000,000 shares to 4,000,000 shares and was subsequently amended on September 24, 2020 to increase the number of shares of common stock issuable pursuant to Awards under the 2013 Plan from 4,000,000 shares to 5,000,000 shares. As of August 13, 2021, approximately 1,876,534 shares of common stock remained available for grant under the 2013 Plan. The Board believes that the availability of additional shares of common stock for Awards granted under the 2013 Plan is needed to enable the Company to meet its anticipated equity compensation objectives to attract, motivate and retain qualified employees, officers and directors. The proposed share increase is expected to last approximately two years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, and our historical forfeiture rates.

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Summary of 2013 Plan

Introduction

This Summary of the 2013 Plan (the “Summary”) is intended to briefly describe some of the most important provisions of the 2013 Plan and to generally outline the tax consequences which may be associated with the Awards consisting of Options (defined herein) and Restricted Stock (defined herein) under the 2013 Plan.

This Summary does not contain all of the details and specific terms of the 2013 Plan document, nor does it contain the details and terms of each Award Agreement for Options or Restricted Stock (an “Award Agreement”) under the 2013 Plan to specific persons. This Summary was written to cover only normal circumstances and conditions relating to the 2013 Plan and the Awards granted pursuant to the 2013 Plan. If there is any conflict between what is described in this Summary and the language in the 2013 Plan document or any Award Agreement, the 2013 Plan document and Award Agreement will control.

General 2013 Plan Information

Purpose

The purpose of the 2013 Plan is to provide additional incentives to select persons who can make, are making, and continue to make substantial contributions to the growth and success of the Company, to attract, motivate and retain the employment and services of such persons, and to encourage and reward such contributions, by providing these individuals with an opportunity to acquire or increase stock ownership in the Company through either the grant of (1) Options or (2) Restricted Stock (Options and/or Restricted Stock may be collectively referred to herein as an “Award”). Such persons receiving an Award under the 2013 Plan are hereinafter referred to as “Participants.”

Administration

The 2013 Plan is administered by the Compensation Committee or such other committee as is appointed by the Board pursuant to the 2013 Plan (“Committee”). The Committee has full authority to administer and interpret the provisions of the 2013 Plan including, but not limited to, the authority to make all determinations with regard to the terms and conditions of an Award made under the 2013 Plan, as described below. All decisions by the Committee regarding the 2013 Plan are final and conclusive.

The 2013 Plan permits the Committee to grant one or more of the following Awards:

Options

Under the 2013 Plan, the Committee may grant options (the “Options”) to purchase shares of Company common stock (the “Shares”). Options granted under the 2013 Plan shall be classified for income tax purposes as either (a) “Incentive Stock Options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986 as amended (the “Code”) or (b) “Nonqualified Stock Options.” Nonqualified Stock Options are options that do not satisfy the requirements of Incentive Stock Options as defined by Section 422(b) of the Code (due to a “disqualified disposition” or pursuant to the terms of the Award Agreement). Generally, the income tax treatment of Incentive Stock Options differs from the income tax treatment of Nonqualified Stock Options. The intended nature of Options (that is, incentive or nonqualified) will be specified in each Award Agreement.

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Restricted Stock

Under the 2013 Plan, the Committee may grant stock to a Participant subject to the satisfaction of vesting conditions, restrictions on transfer, repurchase rights or other limitations imposed by the 2013 Plan and/or contained in the Participant’s Award Agreement (“Restricted Stock”). If the Participant does not satisfy one or more of these conditions or restrictions, he must return the stock. Prior to satisfying the vesting conditions, the Participant does not own the Restricted Stock and does not enjoy the rights of a shareholder.

Securities Offered

The maximum number of Shares that may be granted under the 2013 Plan is currently 5,000,000. This number is subject to adjustment to reflect changes in the capital structure or organization of the Company. If that Plan Amendment Proposal is approved the maximum number of shares that may be granted under the 2013 Plan would be increased to 15,000,000 shares with the maximum number of shares of common stock reserved and available for distribution pursuant to the grant of Options under the 2013 Plan set at 7,500,000 shares of common stock and the maximum number of shares of common stock reserved and available for distribution pursuant to the grant of Restricted Stock under the 2013 Plan set at 7,500,000 shares of common stock.

The specific terms of each Award to a Participant under the 2013 Plan are set forth in an Award Agreement between the Participant and the Company.

Eligibility to Participate

Every employee, officer, director, consultant or other service provider of the Company (or any Affiliate of the Company) is eligible to participate in the 2013 Plan. The Committee shall select, among such individuals, those persons to whom an Award is to be granted, considering such factors as it deems relevant.

The Committee, in its discretion, may make an Award to a Participant, even though options, restricted stock or other benefits were previously granted to such Participant by the Company or under another plan of the Company. The 2013 Plan does not confer any right to an individual to continue in the employ of the Company or to continue to provide services to the Company.

Discretion of the Committee

The Committee, in its discretion, determines (i) the individuals to whom Award are to be granted, (ii) the time or times at which Awards are to be granted, (iii) the price at which Awards may be exercised, (iv) the exercise period of Awards, (v) the time or times when Awards will become vested and exercisable, and (vi) all other terms and conditions of Awards.

A grant of an Award is effective only after the Participant signs the Award Agreement provided by the Committee and returns it to the Company. The Award Agreement will describe all of the terms of the Award, as determined by the Committee.

Code Section 409A

In order to avoid complex requirements and restrictions (and a potential 20% tax on Option holders) that are imposed by Code Section 409A, all Options (designated as “Nonqualified Stock Options”) issued under the 2013 Plan will have an exercise price at or above the current, fair market value of the underlying Shares at the time the Option is granted.

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Exercise and Vesting

Awards shall become exercisable and/or vested in accordance with a schedule determined by the Committee and set forth in each Award Agreement. An Award Agreement shall state, with respect to all or designated portions of the Shares subject thereto, the time at which, the conditions upon which, or the installments in which the Award shall become vested. The Committee may establish requirements for exercisability or vesting based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), or (iii) both periods of employment or rendering of services and satisfaction of performance criteria.

The Committee may substitute an effective date identified in the particular Award Agreement in place of the Award Date for use with the foregoing vesting schedule or with any other vesting schedule set forth in such Award Agreement.

In the case of any Award which, at the Award Date, is granted with provisions for vesting at a later date or in installments, whether by determination of the Committee or by operation of the preceding paragraph, two-thirds of the Committee may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Award, in whole or in part, and accelerate the vesting condition of all or a portion of the Award.

The specific terms of each grant of an Award to a Participant under the 2013 Plan are set forth in the Award Agreement between the Participant and the Company.

Amendment and Termination

The Board may amend or terminate the 2013 Plan, at any time, without obtaining approval from the Company’s shareholders (unless required by law or other agreement). Termination of the 2013 Plan, other than upon dissolution of the Company, will not affect the rights of any Participant, except to the extent provided in the Award Agreement with such Participant or as otherwise set forth in the 2013 Plan.

Securities Law Restrictions

The Company may impose restrictions on Shares received by a Participant under the 2013 Plan as the Company deems advisable to comply with applicable securities laws and regulations including, the Securities Act of 1933 (as amended from time to time), the requirements of any stock exchange upon which the Company’s common stock is listed, and any state securities laws applicable to the Company’s common stock.

The Company registered the initial 1,000,000 Shares issued and issuable pursuant to Awards granted under the 2013 Plan pursuant to a Registration Statement on Form S-8 (Registration No. 333-207197) which became effective on September 29, 2015. In the event that the 2013 Plan Amendment Proposal is approved, the Company intends to register the additional 14,000,000 shares that will be available for issuance pursuant to the Awards under the 2013 Plan. If a registration statement is not in effect with respect to Shares issuable under the 2013 Plan, the Company may require a Participant to represent, in writing, that the Shares received by the Participant are being acquired for investment and not with a view to distribution and to agree that such Shares will not be disposed of by the Participant except pursuant to an effective registration statement.

Tax Consequences

This Summary briefly summarizes the basic federal rules (but not any state or local rules), as in effect as of the date of this Summary, relating to the tax consequences which may be associated with an Award under the 2013 Plan. Such tax law rules, as set forth in the Code, as amended, are complex and contain conditions and exceptions that are not included in this Summary.

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Each Participant should consider consulting with his or her personal, professional tax advisor concerning the particular tax consequences that result in connection with the Participant’s receipt of an Award. Further, it is advisable for a Participant to obtain such consultation each time an Award is received, when the Award become vested, and at the time Shares are disposed. A Participant is liable and responsible, and the Company is not liable or responsible, in any way, for any and all tax consequences to the Participant relating to or resulting from an Award.

Options

Tax Consequences on Grant of Options

There should be no income tax consequences to a Participant at the time the Option is granted regardless of whether the option is an Incentive Stock Option or a Nonqualified Stock Option.

Tax Consequences on Exercise

Nonqualified Stock Options. The difference between the value of the stock at the time of exercise and the value of the stock at the time of grant less any amount, if any, paid for the stock (the “bargain element”) is taxable to the Participant as additional compensation (not capital gain) in the year of exercise. The Participant must pay income tax (as well as social security and Medicare taxes) on the “bargain element” as compensation income, even though the Participant did not receive any cash at that time and may not have sold the stock.

Incentive Stock Options. A Participant who exercises an Incentive Stock Option does not have to recognize any income for federal tax purposes when he exercises an Incentive Stock Option, provided he does not dispose of the underlying shares until the later of 2 years from the date of grant or 1 year from the date of exercise. If the Participant violates this rule, there is a “disqualifying disposition,” and the Participant has to recognize income equal to the amount by which the sales price of the Shares exceeds the exercise price. However, even absent a disqualifying disposition, for alternative minimum tax (“AMT”) purposes, the Participant has to recognize the bargain element as income at the time the Option is exercised and, as a result, may be subject to AMT and an immediate tax liability.

Tax Consequences of Sale of Acquired Shares

Nonqualified Stock Options. If a Participant exercises an Option, the Participant will have capital gain or loss (which may be long-term or short-term) when he ultimately sells the shares, based on the difference between the amount received in the sale and the Participant’s basis. For this purpose, “basis” is the amount paid for the Shares, increased by the amount that was treated as compensation income when the Participant exercised the Option (i.e., the exercise price plus the bargain element at the time of exercise).

Incentive Stock Options. Assuming that there is no “disqualifying disposition,” the Participant will have held the shares for more than 1 year and therefore will be entitled to long-term capital gains treatment (or, potentially will realize a long-term capital loss) based upon the variance between the amount for which the stock is sold and the amount that was paid to exercise the underlying option.

Shares acquired by exercising an Option may be subject to repurchase rights in favor of the Company under certain circumstances and also may be subject to various restrictions on selling or transferring the Shares to anyone else.

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As noted, each Participant should carefully consider the potential tax consequences that will result from any Option exercise. It must be emphasized that the application of the tax laws, particularly the application of the AMT to Incentive Stock Options can be extremely complicated.

Restricted Stock

Tax Consequences Grant of Vested Shares

If a Participant receives an Award of vested Shares, the Participant must report compensation income for the year in which the Participant receives the Award. The amount of income is the fair market value of the Shares at the time of receipt.

When a Participant who has received an Award of vested Shares sells such Shares, the Participant is treated as if the Participant bought the Shares on the Award date, for an amount equal to the amount of compensation income the Participant reported relating to receipt of the Award. This amount is the Participant’s “basis” in the Shares.

If the Participant sells such Shares after holding the Shares for 1 year or less, the Participant will have short-term capital gain or loss on the sale, measured by the Participant’s basis in the Shares. If the Participant sells such Shares after holding the Shares for more than 1 year, the Participant will have long-term capital gain or loss, measured by the Participant’s basis in the Shares.

Tax Consequences - Grant of Non-Vested Shares

If a Participant receives an Award of non-vested Shares, the Participant has a choice of two different tax regimes - the general rule and the Section 83(b) election rule.

The General Rule. Under the general rule, a Participant does not report any income relating to the grant of non-vested Shares. The Participant will report compensation income for the year in which the Shares vest (i.e. forfeiture and/or transfer restrictions lapse). The amount of income will be the fair market value of the Shares on the date the Shares become vested. Thus, if the value of the Shares increases from the Award date to the date the Shares become vested, the Participant will report such increased value as compensation income when the Shares vest. Further, under the general rule, a sale of such Shares after the Shares become vested will result in capital gain or loss. The Participant’s gain or loss will be long-term if the Participant held the Shares for more than 1 year after the vesting date. Otherwise, the gain or loss will be short-term. The Participant’s basis will be the amount of compensation income the Participant reported at the time the Shares became vested. Finally, considering the general rule, if the Participant does not become vested and forfeits the grant of Shares, the Participant does not report any compensation income or capital gain or loss, relating to the Participant’s Award of Shares.

Section 83(b) Election Rule. By filing a Section 83(b) election, a Participant may change the tax consequences that otherwise apply under the general rule discussed above. A Participant makes a Section 83(b) election by filing a notice with the Internal Revenue Service (“IRS”) within 30 days of the receipt of non-vested Shares pursuant to an Award under the 2013 Plan. Upon a valid Section 83(b) election, a Participant is treated as if the Shares under the Award were vested when received, with the following tax consequences:

(i)	The Participant reports compensation income at the time of receipt of the Shares, equal to the fair market value of the Shares at that time.

(ii)	The Participant does not report any income, gain, or loss, at the time the Shares become vested.

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(iii)

On a sale of the Shares, the Participant’s gain or loss will be capital gain (if the applicable holding period has been satisfied). The Participant’s holding period is measured from the Award date (not the vested date) to determine long-term or short-term capital gain or loss. The Participant’s basis is the amount of compensation income the Participant reported relating to the receipt of the Award.

(iv)

If the Participant does not become vested and forfeits the Award of Shares, the Participant will not be entitled to any deduction relative to the compensation income the Participant reported at the time of making the Section 83(b) election.

Required Vote

The affirmative vote of shares of our common stock representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve the 2013 Plan Amendment Proposal.

Recommendation

Our Board unanimously recommends a vote “FOR” approval of Proposal 3.

OTHER MATTERS

We do not expect that any matter other than the foregoing proposals will be brought before the Annual Meeting. If, however, such a matter is properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in accordance with their judgment.

AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

If you would like to receive a copy of our Annual Report on Form 10-K for the year ended September 30, 2020, the Quarterly Report for the Three Months Ended December 31, 2020, the Quarterly Report for the Six Months Ended March 31, 2021, the Quarterly Report for the Nine Months Ended June 30, 2021 or this proxy statement, please contact us at: GEE Group Inc., 7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256, attn.: Chief Financial Officer or by telephone at (904) 512-7504, and we will send a copy to you without charge.

A Note about Our Website

Although we include references to our website (www.generalemployment.com) throughout this proxy statement, information that is included on our website is not incorporated by reference into, and is not a part of, this proxy statement. Our website address is included as an inactive textual reference only.

We use our website as one means of disclosing material non-public information and for complying with our disclosure obligations under the SEC’s Regulation FD. Such disclosures typically will be included within the Investors Relations section of our website. Accordingly, investors should monitor such section of our website, in addition to following our press releases, SEC filings and public conference calls.

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ANNEX A

Form of Amendment to GEE Group, Inc. 2013 Incentive Stock Plan

Section 4.1 of the Article IV of the 2013 Incentive Stock Plan (the “Plan”) is hereby amended in its entirety to read as follows (capitalized terms used herein without definition shall have the meanings ascribed thereto in the Plan):

4.1 Number of Shares Available. Subject to adjustment under Section 4.5, the total number of shares of Common Stock reserved and available for distribution pursuant to the grant of Awards under the Plan shall be 15,000,000 shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Subject to adjustment under Section 4.5, the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Options under the Plan shall be 7,500,000 shares of Common Stock. Subject to adjustment under Section 4.5, the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Restricted Stock under the Plan shall be 7,500,000 shares of Common Stock.

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18671 GEE_GROUP_Proxy_Card_REV2 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

GEE GROUP INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 27, 2021.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/geegroup/2021

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY .

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED BELOW, A VOTE FOR PROPOSALS 1, 2, AND 3.

1. ELECTION OF DIRECTORS, NOMINEES:

	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
(1) Mr. Derek Dewan (2) Ms. Darla Moore (3) Mr. Peter Tanous (4) Mr. William M. Isaac (5) Mr. Carl Camden (6) Mr. Matthew Gormly (7) Mr. Thomas Vetrano	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

4. In their discretion, in the transaction of such other business as may properly come before the meeting.

You are encouraged to specify your choice by marking the appropriate box with an "X" but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2021**

Note: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

18671 GEE_GROUP_Proxy_Card_REV2 - Back

The Proxy Statement and our 2020 Annual Report to Shareholders are available at: https://www.cstproxy.com/geegroup/2021

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GEE GROUP INC.

7751 Belfort Parkway, Suite 150, Jacksonville, Florida 32256

The undersigned shareholder of GEE GROUP INC. hereby appoints DEREK DEWAN AND/OR KIM THORPE, as proxies (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of shareholders to be held on September 28, 2021, at 10:00a.m. Eastern time virtually and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE, A VOTE FOR PROPOSALS 1, 2, AND 3.

Continued, and to be marked, dated and signed on the reverse side.

Please mail this proxy in the enclosed envelope as promptly as possible.